SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported): July 20, 2005



                                 HIGHLANDS BANKSHARES, INC.
                   (Exact name of registrant as specified in its charter)


      West Virginia                        0-16761               55-0650793
------------------------           -------------------        -------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


         P. O. Box 929
    Petersburg, West Virginia                                       26847
   --------------------------------                            ---------------
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (304) 257-4111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

        On July 20, 2005, Highlands Bankshares, Inc. issued a press release announcing results for the three month and six month periods ended June 30, 2005. A copy of the press release is being furnished as Exhibit to this report and is incorporated by reference into this item 99.1.


Item 9.01 Financial Statements and Exhibits

        (c) Exhibits

            99.1  Press release issued July 20, 2005.



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HIGHLANDS BANKSHARES, INC.
                                      (Registrant)

                                       /s/ R. ALAN MILLER
                                       ------------------------------
                                       R. Alan Miller
                                       Finance Officer

July 20, 2005